                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 25, 2006

                              Armor Holdings, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-18863                        59-3392443
(State or other jurisdiction   (Commission File Number)   (IRS Employer Identification No.)
      of incorporation)

13386 International Parkway, Jacksonville, Florida                      32218
     (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (904) 741-5400

     ______________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On May 25, 2006, Armor Holdings, Inc. ("Armor") terminated its prior senior secured credit facility and entered into a new senior secured credit facility
(the "Credit Facility") with Wachovia Bank, National Association, as administrative agent, Bank of America, N.A., and Suntrust Bank, as co-syndication agents, Key Bank National Association and JPMorgan Chase Bank, as
co-documentation agents, and the other lenders party thereto.

     The Credit Facility establishes a commitment to the Company to provide up to $825,000,000 in the aggregate of loans and other financial accommodations consisting of (i) a five year senior secured term loan in an aggregate principal amount of $100,000,000 (the "Term Loan"), (ii) a thirty day senior secured interim term loan in an aggregate principal amount of $300,000,000 (the "Interim
Term Loan") and (iii) a five year senior secured revolving credit facility in an aggregate principal amount of up to $425,000,000 (the "Revolving Facility" and, together with the Term Loan and the Interim Term Loan, the "Senior Secured
Facilities"). The Revolving Facility includes a sublimit of up to an aggregate amount of $75,000,000 in letters of credit and a sublimit of up to an aggregate of $20,000,000 in swing line loans. As of June 1, 2006, Armor has approximately
$100 million outstanding under the Term Loan, $20 million outstanding under the
Interim Term Loan, $245 million of funded debt outstanding under the Revolving
Facility and approximately $161 million available for borrowing under the
Revolving Facility.

     All borrowings under the Credit Facility will bear interest at either (i) a rate equal to LIBOR, plus an applicable margin ranging from 0.875% to 1.5%, depending on certain conditions, or (ii) an alternate base rate which will be the higher of (a) the Federal Funds rate plus 0.50% or (b) the Wachovia prime rate, plus an additional margin ranging from 0.0% to 0.25% depending on certain conditions.

     The Credit Facility is guaranteed by certain of Armor's direct and indirect domestic subsidiaries and is secured by, among other things (a) a pledge of (i)
all of the issued and outstanding shares of stock or other equity interests of certain of Armor's direct and indirect domestic subsidiaries, (ii) 65% of the issued and outstanding shares of voting stock or other voting equity interests of certain of Armor's direct and indirect foreign subsidiaries, and (iii) 100%
of the issued and outstanding shares of nonvoting stock or other nonvoting equity interests of certain of Armor's direct and indirect foreign subsidiaries pursuant to a pledge agreement delivered in connection with the Credit Facility
(the "Pledge Agreement") and (b) a first priority perfected security interest on certain of Armor's domestic assets and certain domestic assets of certain of
Armor's direct and indirect domestic subsidiaries pursuant to a security agreement delivered in connection with the Credit Facility (the "Security
Agreement").

     Armor has made customary representations, warranties and covenants in the
Credit Agreement, Pledge Agreement and Security Agreement and the Credit
Facility is subject to customary rights of the lenders and the administrative agent upon the occurrence and during the continuance of an Event of Default, including, under certain circumstances, the right to accelerate payment of the loans made under the Credit Facility and the right to charge a default rate of interest on amounts outstanding under the Credit Facility.

     Copies of the Credit Agreement, the forms of promissory notes executed in favor of the lenders, the Pledge Agreement and the Security Agreement are attached to this report as Exhibits 2.1 through 2.7 and are incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Credit Facility is not intended to be complete and is qualified in its entirety by the complete text of the Credit Agreement, the forms of promissory notes, the Pledge Agreement the Security Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On May 25, 2006, Armor acquired Stewart & Stevenson Services, Inc., a Texas corporation ("S&S") pursuant to the Agreement and Plan of Merger, dated as of
February 27, 2006 and as amended on May 14, 2006, (the "Merger Agreement"), by and among Armor, Santana Acquisition Corp., a Texas corporation and wholly-owned subsidiary of the Company ("Merger Sub"), and S&S. The consummation of the merger followed the Special Meeting of Shareholders of S&S held on May 25, 2006, at which the requisite shareholder approval was obtained. In the merger, Armor acquired all of the outstanding common stock of S&S for $36.50 per share, without interest. The total value of the transaction, excluding transaction costs, is expected to be approximately $810 million after deducting S&S net cash balance of $314 million as of April 29, 2006.

     The merger was financed at closing with a combination of (i) funds borrowed upon the closing of the Credit Facility (see description under Item 1.01 of this
Current Report), and (ii) cash on hand.

     Except as set forth below, there is no material relationship, between S&S, on the one hand, and Armor or any of its affiliates, or any director or officer of Armor, or any associate of any such director or officer, on the other hand. A
S&S subsidiary and a subsidiary of Armor are parties to: (i) teaming agreements relating to the joint development of the armored cab for the U.S. Army's Family of Medium Tactical Vehicles, which includes the High Mobility Artillery Rocket
System, and (ii) purchase orders for the supply by a subsidiary of Armor
Holdings to one of S&S' subsidiaries of armoring materials for incorporation into S&S' Low Signature Armored Cabs.

     A copy of the Merger Agreement and its amendment were filed as Exhibits 2.1 to the Company's Current Report on Form 8-K filed with the Securities and
Exchange Commission on March 3, 2006 and May 17, 2006, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary description of the merger is not intended to be complete and is qualified in its entirety by the complete text of the Merger Agreement.

Item 9.01. Financial Statements and Exhibits

          (a) Financial Statements of the Business Acquired.

          Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the financial statements of S&S required to be filed under paragraph (a) of this Item
     9.01 will be filed as soon as practicable, but not later than the time required by Item 9.01 of Form 8-K.

          (b) Pro Forma Financial Information.

          Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the pro forma financial information required to be filed under paragraph (b) of this Item
     9.01 will be filed as soon as practicable, but not later than the time required by Item 9.01 of Form 8-K.

          (d) Exhibits. The following Exhibits are filed herewith as a part of this report:

Exhibit   Description
-------   -----------

2.1       Credit Agreement, dated as of May 25, 2006, among Armor Holdings,
          Inc., as

Exhibit   Description
-------   -----------

          borrower; each of the material domestic subsidiaries of Armor
          Holdings, Inc. that is a party thereto, as the guarantors; each lender that is a party thereto; Wachovia Bank, National Association, as administrative agent; Bank of America, N.A., and Suntrust Bank, as co-syndication agents; and Key Bank National Association and JPMorgan
          Chase Bank, as co-documentation agents

2.2       Form of Revolving Note

2.3       Form of Term Loan A Note

2.4       Form of Interim Term Loan Note

2.5       Form of Swingline Note

2.6       Pledge Agreement, dated as of May 25, 2006, among Armor Holdings,
          Inc., each of the material domestic subsidiaries of Armor Holdings,
          Inc. that is a party thereto and Wachovia Bank, National Association, as Administrative Agent

2.7       Security Agreement, dated as of May 25, 2006, among Armor Holdings,
          Inc., each of the material domestic subsidiaries of Armor Holdings,
          Inc. that is a party thereto and Wachovia Bank, National Association, as Administrative Agent

2.8       Agreement and Plan of Merger, dated as of February 27, 2006, by and among Armor Holdings, Inc., Santana Acquisition Corp., and Stewart &
          Stevenson Services, Inc. (incorporated herein by reference to Exhibit
          2.1 to our Current Report on Form 8-K dated March 3, 2006)

2.9       Amendment, dated May 14, 2006, to Agreement and Plan of Merger by and among Armor Holdings, Inc., Santana Acquisition Corp. and Stewart &
          Stevenson Services, Inc. (incorporated herein by reference to Exhibit
          2.1 to our Current Report on Form 8-K dated May 17, 2006)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2006

                                        ARMOR HOLDINGS, INC.

                                        By: /s/ Philip Baratelli
                                            ------------------------------------
                                        Name:   Philip Baratelli
                                              ----------------------------------
                                        Title:  Corporate Controller, Treasurer
                                                and Secretary
                                               ---------------------------------

                                  EXHIBIT INDEX

Exhibit   Description
-------   -----------

2.1       Credit Agreement, dated as of May 25, 2006, among Armor Holdings,
          Inc., as Borrower; each of the material domestic subsidiaries of Armor
          Holdings, Inc. that is a party thereto, as the Guarantors; each lender that is a party thereto; Wachovia Bank, National Association, as
          Administrative Agent; Bank of America, N.A., and Suntrust Bank, as
          Co-Syndication Agents; and Key Bank National Association and JPMorgan
          Chase Bank, as Co-Documentation Agents

2.2       Form of Revolving Note

2.3       Form of Term Loan A Note

2.4       Form of Interim Term Loan Note

2.5       Form of Swingline Note

2.6       Pledge Agreement, dated as of May 25, 2006, among Armor Holdings,
          Inc.; each of the material domestic subsidiaries of Armor Holdings,
          Inc. that is a party thereto and Wachovia Bank, National Association, as Administrative Agent

2.7       Security Agreement, dated as of May 25, 2006, among Armor Holdings,
          Inc.; each of the material domestic subsidiaries of Armor Holdings,
          Inc. that is a party thereto and Wachovia Bank, National Association, as Administrative Agent

2.8       Agreement and Plan of Merger, dated as of February 27, 2006, by and among Armor Holdings, Inc., Santana Acquisition Corp., and Stewart &
          Stevenson Services, Inc. (incorporated herein by reference to Exhibit
          2.1 to our Current Report on Form 8-K dated March 3, 2006)

2.9       Amendment, dated May 14, 2006, to Agreement and Plan of Merger by and among Armor Holdings, Inc., Santana Acquisition Corp. and Stewart &
          Stevenson Services, Inc. (incorporated herein by reference to Exhibit
          2.1 to our Current Report on Form 8-K dated May 17, 2006)